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                                               Securities Act File No. 333-56881

                       ING PRINCIPAL PROTECTION FUND III

                        Supplemented dated March 1, 2002
        to the Classes A, B, and C Prospectus and the Class Q Prospectus
                              dated March 1, 2002

     The second paragraph under "Guarantee Period Investment Strategy" on page 2 of the Prospectus is amended and restated as follows:

EQUITY COMPONENT -- the Equity Component will be managed by the Sub-Adviser to the Fund, subject to the oversight by the Adviser. The Sub-Adviser will employ an Enhanced Index Strategy. That strategy means that the Sub-Adviser invests at least 75% of the Equity Component's net assets in stocks included in the Standard and Poor's 500 Index (S&P 500), although the weightings of the stocks will vary somewhat from their respective weightings in the S&P 500, as described below. The Equity Component may also include up to 25% of S&P 500 futures contracts. The S&P 500 is a stock market index comprised of common stocks of 500 of the largest publicly traded companies in the U.S. selected by Standard and Poor's Corporation (S&P).